UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 20, 2018

Box, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36805	20-2714444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Jefferson Ave.

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(877) 729-4269

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2018, Box, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2018:

1.	To elect three Class I directors to serve until the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2019.

Holders of the Company’s Class A Common Stock were entitled to one vote for each share held as of the close of business on April 27, 2018 (the “Record Date”), and holders of the Company’s Class B Common Stock were entitled to ten votes for each share held as of the Record Date. The Class A Common Stock and Class B Common Stock outstanding as of the Record Date, voted as a single class on all matters.

Present at the Annual Meeting in person or by proxy were holders of shares of Class A Common Stock and Class B Common Stock representing an aggregate of 220,619,962 votes, or more than 91.96% of the voting power of all issued and outstanding shares as of the Record Date, entitled to vote at the Annual Meeting, constituting a quorum.

The voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Dana Evan	159,439,974	27,687,940	33,492,048
Steven Krausz	160,173,068	26,954,846	33,492,048
Aaron Levie	160,043,303	27,084,611	33,492,048

Each director nominee was duly elected as a Class I director to serve until the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained	Broker Non-Votes
185,481,232	1,522,342	124,340	33,492,048

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-Votes
219,833,472	648,682	137,808	—

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2019 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOX, INC.

Date:	June 25, 2018	By:	/s/ David Leeb
David Leeb
Senior Vice President, General Counsel and Corporate Secretary